November 20, 2017

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Ultra Short Duration Fixed Income Fund (the "Fund")

Supplement to the Prospectus and Summary Prospectus dated January 30, 2017

The Distribution and/or Shareholder Service (12b-1) Fee for the Fund's Class C shares under the heading “The Fund’s Fees and Expenses” in the Fund's Prospectus and Summary Prospectus, is 0.75%. The Total Annual Fund Operating Expenses for Class C shares remains unchanged. For more information, please see the section titled "Distribution and Shareholder Servicing Arrangements - 12b-1 Distribution Plans" in the Fund's Prospectus and the section titled "Distribution Plans and Shareholder Service Arrangements - Class C Shares" in the Fund's Statement of Additional Information.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSDOX-S3-1711